UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	OTCQB Venture Market (OTCQB)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2025, Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Labrys Fund II, L.P., a Delaware limited partnership (“Labrys”), pursuant to which the Company issued to Labrys a promissory note (the “Note”) in the principal amount of $143,750 (including $18,750 of original issue discount) and received funds of $121,500 after legal fees of $3,500. Upon an event of default, the Note is convertible into shares of common stock of the Company (“Conversion Shares”), subject to a 4.99% beneficial ownership limitation, at a 25% discount to the lowest trading price of the Company’s common stock for the 20 trading days prior to the conversion. Under the Note, $22,589 is payable on each of May 11, 2026, June 10, 2026, July 10, 2026, August 10, 2026, September 10, 2026, and October 9, 2026. On November 10, 2026, the Note matures, and all remaining principal and any accrued and unpaid interests and other fees will be due.

The foregoing description of the Securities Purchase Agreement and Note is qualified in its entirety by reference to the full text of such documents, copies of which are attached to this report as Exhibits 10.1, and 10.2, respectively, and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2025, the Company issued a press release announcing its financial results for the quarter ended September 30, 2025. The full text of the press release is being furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

The Note, and when issued in accordance with the Note, the Conversion Shares, will be exempt from registration under Section 4(a)(2) as promulgated by the SEC under of the Securities Act, as transactions by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated November 10, 2025, between the Company and Labrys Fund II, L.P.
10.2	Promissory Note, issued October 10, 2025, to Labrys Fund II, L.P.
99.1	Press Release issued by Brainstorm Cell Therapeutics Inc. on November 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: November 14, 2025	By:	/s/ Chaim Lebovits
Chaim Lebovits
President and Chief Executive Officer